SECOND AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
This Second Amendment to Third Amended and Restated Credit Agreement (this “Second Amendment”) is made and entered into as of December 13, 2016 (the “Second Amendment Effective Date”), by and among NEENAH PAPER, INC., a Delaware corporation (the “Company”), certain Domestic Subsidiaries of the Company, as borrowers (the “Domestic Borrowers”), NEENAH SERVICES GMBH & CO. KG and certain of its Subsidiaries, as borrowers (the “German Borrowers”), the other guarantors party hereto (such guarantors, together with the Domestic Borrowers and the German Borrowers, being collectively referred herein as the “Loan Parties”), the Lenders party hereto and JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent (the “Agent”).
RECITALS:
WHEREAS, the Loan Parties are parties to that certain Third Amended and Restated Credit Agreement, dated as of December 18, 2014 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement, dated as of July 28, 2016 and as further amended, restated, supplement or modified from time to time, the “Credit Agreement”), by and among the Loan Parties, the financial institutions signatory thereto as lenders (individually, a “Lender” and collectively, the “Lenders”), and the Agent. Capitalized terms used but not defined herein have the meaning set forth in the Credit Agreement.
WHEREAS, the Loan Parties have requested that the Credit Agreement be amended as hereinafter provided.
WHEREAS, subject to and upon the terms and conditions contained herein, the Lenders have agreed to the Loan Parties’ requests as set forth herein.
NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.Amendments to the Credit Agreement. In reliance upon the representations, warranties, covenants and conditions contained in this Second Amendment, and subject to the terms, and satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as of the Second Amendment Effective Date in the manner provided in this Section 1.
1.1    Amendments to Definitions.
(a)    Clause (b) of the definition of “Eligible Receivables” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(b) no balance is outstanding on the Receivable for more than one hundred (100) days with respect to the Domestic Loan Parties or one hundred twenty (120) days with respect to the German Loan Parties, in each case after the date of invoice (except for Receivables backed by a letter of credit in all respects acceptable to the Administrative Agent in its reasonable discretion) or more than sixty (60) days past due; provided (i) that up to $5,000,000 of Receivables owed by Mann + Hummel GmbH and its Affiliates (in the aggregate) to the German Loan Parties shall not be treated as Ineligible Receivables if and to the extent such Receivables are otherwise eligible but for the fact that payments for such Receivables are outstanding for more than one hundred twenty (120) days but less than one hundred fifty (150) days and (ii) that up to $5,000,000 of Receivables owed by Mann + Hummel GmbH and its Affiliates (in the aggregate) to the Domestic Loan Parties shall not be treated as Ineligible Receivables if and to the extent such Receivables are otherwise eligible but for the fact that payments for such Receivables are outstanding for more than one hundred (100) days but less than one hundred fifty (150) days;”
(b)    The definition of “Ineligible Receivables” contained in Section 1.01 of the Credit Agreement is hereby amended as follows:
(i)    clause (c) of the definition of “Ineligible Receivables” is hereby amended and restated in its entirety to read in full as follows:
“(c)    the payments due on 50% or more of all billed Receivables owing to the applicable Loan Party by the applicable Account Debtor (except for Receivables backed by a letter of credit in all respects acceptable to the Administrative Agent in its reasonable discretion) are less than one hundred (100) days past the date of invoice with respect to the Domestic Loan Parties or less than one hundred twenty (120) days with respect to the German Loan Parties (or less than (i) one hundred fifty (150) days with respect to Receivables owed by Mann + Hummel GmbH and its Affiliates to the German Loan Parties and (ii) one hundred (150) days with respect to Receivables owed by Mann + Hummel GmbH and its Affiliates to the Domestic Loan Parties), and in each case less than sixty (60) days from the due date thereof;”
(ii)    A new sentence shall be added to the end of the paragraph at the end of the definition of “Ineligible Receivables” to read in full as follows:
“For the avoidance of doubt, the Loan Parties hereby acknowledge that all Receivables that have been sold pursuant to any factoring arrangement, including without limitation, Receivables sold pursuant to the Specified Factoring Arrangements or Section 6.01(r) of this Agreement shall constitute “Ineligible Receivables”.”
(c)    The definition of “Loan Documents” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
“Loan Documents” means, collectively, this Agreement, the First Amendment, the Second Amendment, each Borrowing Subsidiary Agreement, each Joinder Agreement, any promissory notes issued pursuant to this Agreement, any Letter of Credit applications, the Collateral Documents, the Loan Guaranty and all other agreements, instruments, documents and certificates executed and delivered by a Loan Party to, or in favor of, the Administrative Agent or any Lender pursuant to the transactions contemplated hereby (excluding Swap Agreements and agreements evidencing Banking Services Obligations). Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to this Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.
1.2    New Definitions. Section 1.01 of the Credit Agreement shall be amended to add thereto in alphabetical order the following definitions which shall read in full as follows:
“Second Amendment” means that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of December 13, 2016, by and among the Borrowers, the other Loan Parties, the Administrative Agent and the Lenders party thereto.”
“Specified Factoring Arrangements” has the meaning assigned to such term in Schedule 6.13.”
1.3    Amendments to Section 6.01 of the Credit Agreement. Section 6.01 of the Credit Agreement shall be amended by (a) deleting the reference to “and” at the end of clause (o) of Section 6.01 of the Credit Agreement, and (b) inserting new clauses (q) and (r) at the end of Section 6.01 of the Credit Agreement to read in full as follows:
“(q) any Indebtedness incurred with respect to the Specified Factoring Arrangements; and
(r) upon prior written notice to Administrative Agent, Indebtedness incurred with respect to factoring arrangements (other than the Specified Factoring Arrangements) entered into in the ordinary course of business in an amount not to exceed $2,500,000 in the aggregate at any time outstanding;”
1.4    Amendment to Section 6.04 of the Credit Agreement. Sub-clause (i) of clause (c) of Section 6.04 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:
“(i) Sell, convey, lease, transfer or otherwise dispose of all or any portion of the Property (except for (A) the sale of Inventory in the ordinary course of business, (B) the sale of Receivables pursuant to the Specified Factoring Arrangements or Section 6.01(r) of this Agreement and (C) the utilization of cash in the ordinary course of business and for a purpose not prohibited by this Agreement or the other Loan Documents) of any Loan Party, or agree to take any such action, or”
1.5    Amendment to Schedules to Credit Agreement. Schedule 6.13 of the Credit Agreement, Permitted Sales of Receivables, is hereby amended in its entirety to read as set forth in Schedule 6.13 attached to this Second Amendment.
SECTION 2.    Conditions Precedent to Second Amendment. This Second Amendment will be effective as of the Second Amendment Effective Date, on the condition that the following conditions precedent will have been satisfied:
2.1    Counterparts. The Agent shall have received counterparts of this Second Amendment duly executed by each of the Loan Parties, the Agent, and the Required Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).
2.2    Expenses. To the extent invoiced, the Agent shall have received payment or reimbursement of its out-of-pocket expenses in connection with this Second Amendment and any other out-of-pocket expenses of the Agent required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Agent.
2.3    Other Documents. The Agent shall have been provided with such documents, instruments and agreements, and the Loan Parties shall have taken such actions, in each case as the Agent may reasonably require in connection with this Second Amendment and the transactions contemplated hereby.
SECTION 3.    Representations and Warranties. The Loan Parties hereby represent and warrant to the Lenders the following (provided that such representations and warranties of the German Loan Parties shall be limited to the facts and circumstances of the German Loan Parties and their Subsidiaries):
3.1    the representations and warranties contained in the Credit Agreement, as amended hereby, and the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct as of such earlier date, and except for any change of facts expressly permitted under the provisions of the Credit Agreement and the other Loan Documents;
3.2    no Default or Event of Default has occurred and is continuing under the Credit Agreement; and
3.3    this Second Amendment has been duly executed and delivered by the Loan Parties, and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of the Loan Parties, enforceable against the Loan Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
SECTION 4.    No Waiver. Nothing contained in this Second Amendment shall be construed as a waiver by the Lenders of any covenant or provision of the Credit Agreement, the other Loan Documents, or of any other contract or instrument between the Loan Parties and any of the Lenders, and the failure of the Lenders at any time or times hereafter to require strict performance by the Loan Parties of any provision thereof shall not waive, affect or diminish any right of the Lenders to thereafter demand strict compliance therewith. The Agent and the Lenders hereby reserve all rights granted under the Credit Agreement, the other Loan Documents, this Second Amendment and any other contract or instrument between the Loan Parties and the Lenders.
SECTION 5.    Survival of Representations and Warranties. All representations and warranties made in this Second Amendment, including any Loan Document furnished in connection with this Second Amendment, shall survive the execution and delivery of this Second Amendment and the other Loan Documents, and no investigation by the Agent or any closing shall affect the representations and warranties or the right of the Agent to rely upon them.
SECTION 6.    Expenses. As provided in Section 9.03 of the Credit Agreement and subject to the limitations expressly set forth therein, the Loan Parties hereby agree to pay on demand all legal and other fees, costs and expenses incurred by the Agent in connection with the negotiation, preparation, and execution of this Second Amendment and all related documents.
SECTION 7.    Severability. Any provision of this Second Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
SECTION 8.    APPLICABLE LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 9.    Successors and Assigns. This Second Amendment is binding upon and shall inure to the benefit of the Credit Parties and the Loan Parties and their respective successors and assigns, except the Loan Parties may not assign or transfer any of their rights or obligations hereunder without the prior written consent of the Agent, other than as expressly permitted under the terms of the Credit Agreement.
SECTION 10.    Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original but all of which when taken together shall constitute but one and the same instrument. Delivery of an executed signature page of this Second Amendment by facsimile transmission or PDF electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 11.    Effect of Consent. No consent or waiver, express or implied, by the Agent to or for any breach of or deviation from any covenant, condition or duty by the Loan Parties shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.
SECTION 12.    Headings. The headings of this Second Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
SECTION 13.    Reaffirmation of Loan Documents. This Second Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, and the other Loan Documents are hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.
SECTION 14.    Loan Document. This Second Amendment constitutes a “Loan Document” under and as defined in the Credit Agreement.
SECTION 15.    Entire Agreement. THE CREDIT AGREEMENT, THIS SECOND AMENDMENT, THE OTHER LOAN DOCUMENTS, AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS SECOND AMENDMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.
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IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date set forth above.
LOAN PARTIES:

DOMESTIC BORROWERS:
NEENAH PAPER, INC.

By:        /s/ Bonnie C. Lind
Name: Bonnie C. Lind
Title: Senior Vice President, Chief
Financial Officer and Treasurer

NEENAH PAPER MICHIGAN, INC.

By:        /s/ Bonnie C. Lind
Name: Bonnie C. Lind
Title: Senior Vice President, Chief
Financial Officer and Treasurer

NEENAH FILTRATION, LLC

By:        /s/ Bonnie C. Lind
Name: Bonnie C. Lind
Title: Senior Vice President, Chief
Financial Officer and Treasurer

NEENAH TECHNICAL MATERIALS, INC.

By:        /s/ Bonnie C. Lind
Name: Bonnie C. Lind
Title: Senior Vice President, Chief
Financial Officer and Treasurer

NEENAH PAPER FVC, LLC

By:        /s/ Bonnie C. Lind
Name: Bonnie C. Lind
Title: Senior Vice President, Chief
Financial Officer and Treasurer

NPCC HOLDING COMPANY, LLC

By: Neenah Paper, Inc., as its sole member

By:    /s/ Bonnie C. Lind
Name: Bonnie C. Lind
Title: Senior Vice President, Chief
Financial Officer and Treasurer

NEENAH PAPER FR, LLC

By:        /s/ Bonnie C. Lind
Name: Bonnie C. Lind
Title: Senior Vice President, Chief
Financial Officer and Treasurer

NEENAH FMK HOLDINGS, LLC

By:        /s/ Bonnie C. Lind
Name: Bonnie C. Lind
Title: Senior Vice President, Chief

Financial Officer and Treasurer
ASP FIBERMARK, LLC

By:        /s/ Bonnie C. Lind
Name: Bonnie C. Lind
Title: Senior Vice President, Chief
Financial Officer and Treasurer

NEENAH NORTHEAST, LLC

By:        /s/ Bonnie C. Lind
Name: Bonnie C. Lind
Title: Senior Vice President, Chief
Financial Officer and Treasurer

NEENAH FILTRATION APPLETON, LLC

By:        /s/ Bonnie C. Lind
Name: Bonnie C. Lind
Title: Senior Vice President, Chief
Financial Officer and Treasurer

GERMAN BORROWERS:
NEENAH SERVICES GMBH & CO. KG

By:        /s/ Armin Schwinn
Name: Armin Schwinn
Title: Managing Director of Neenah Germany GmbH (general partner)

NEENAH GESSNER GMBH

By:        /s/ Armin Schwinn
Name: Armin Schwinn
Title: Managing Director

NEENAH GESSNER GRUNDSTÜCKSVERWALTUNGSGESELLSCHAFT MBH & CO. KG

By:        /s/ Armin Schwinn
Name: Armin Schwinn
Title: Managing Director of Neenah Germany GmbH (general partner)
GERMAN GUARANTORS:
NEENAH GERMANY GMBH

By:        /s/ Armin Schwinn
Name: Armin Schwinn
Title: Managing Director

NEENAH PAPER INTERNATIONAL HOLDING COMPANY, LLC

By: Neenah Paper, Inc., as its sole member

By:     /s/ Bonnie C. Lind
Name: Bonnie C. Lind
Title: Senior Vice President, Chief
Financial Officer and Treasurer

NEENAH PAPER INTERNATIONAL, LLC

By:        /s/ Bonnie C. Lind
Name: Bonnie C. Lind
Title: Senior Vice President, Chief
Financial Officer and Treasurer

NEENAH PAPER INTERNATIONAL FINANCE COMPANY B.V.

By:        /s/ Bonnie C. Lind

Name:	Bonnie C. Lind

Title:	Managing Director

By:        /s/ TMF Netherlands B.V.

Name:	TMF Netherlands BV

Title:	Managing Director

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank, Swingline Lender and a Domestic Tranche Lender

By:	/s/ Jennifer Heard Name: Jennifer Heard Title: Authorized Officer

J.P. MORGAN EUROPE LIMITED, as German Collateral Agent

By:	/s/ Matthew Sparkes Name: Matthew Sparkes Title: Authorized Officer

JPMORGAN CHASE BANK, N.A. (LONDON BRANCH), as a German Tranche Lender

By:	/s/ Matthew Sparkes Name: Matthew Sparkes Title: Authorized Officer

BANK OF AMERICA, N.A., as a Domestic Tranche Lender

By:	/s/ Dennis S. Losin Name: Dennis S. Losin Title: Senior Vice President

BANK OF AMERICA, N.A., as a German Tranche Lender

By:	/s/ Dennis S. Losin Name: Dennis S. Losin Title: Senior Vice President

COMMERZBANK AG, NEW YORK & GRAND CAYMAN BRANCHES, as a Domestic Tranche Lender

By:	/s/ James Boyle Name: James Boyle Title: Director

By:	/s/ Barbara Stacks Name: Barbara Stacks Title: Director

BMO HARRIS BANK, N.A., as a Domestic Tranche Lender

By:	Jason Hoefler Name: Jason Hoefler Title: Director

BMO HARRIS BANK, N.A., as a German Tranche Lender

By:	/s/ Jason Hoefler Name: Jason Hoefler Title: Director

GOLDMAN SACHS BANK USA, as a Domestic Tranche Lender

By:	/s/ Ushma Dedhiya Name: Ushma Dedhiya Title: Authorized Signatory

GOLDMAN SACHS BANK USA, as a German Tranche Lender

By:	/s/ Ushma Dedhiya Name: Ushma Dedhiya Title: Authorized Signatory
AMENDED AND RESTATED SCHEDULE 6.13
TO THE
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Permitted Sales of Receivables

Neenah Gessner GmbH and its customer Mann+Hummel GmbH (and certain of such customer’s affiliates) (collectively, “Mann+Hummel”) have entered into a factoring arrangement in the ordinary course of business (the “German Factoring Arrangement”) pursuant to which Neenah Gessner GmbH is entitled to and from time to time may sell the receivables of Mann+Hummel to a third party factoring company. For the avoidance of doubt, the German Loan Parties hereby acknowledge that none of the Receivables of Mann+Hummel will be Eligible Receivables of the German Loan Parties while the German Factoring Arrangement is in full force and effect.

Certain Domestic Loan Parties and Mann+Hummel anticipate entering into a factoring arrangement in the ordinary course of business (the “Domestic Factoring Arrangement” and together with the German Factoring Arrangement, the “Specified Factoring Arrangements”) pursuant to which such Domestic Loan Parties will be entitled to and from time to time may sell receivables of Mann+Hummel to a third party factoring company. For the avoidance of doubt, the Domestic Loan Parties hereby acknowledge that none of the Receivables of Mann+Hummel will be Eligible Receivables of the Domestic Loan Parties while the Domestic Factoring Arrangement is in full force and effect.

Sale of Receivables by any Loan Party pursuant to a factoring arrangement pursuant to Section 6.01(r) of this Agreement. For the avoidance of doubt, the Loan Parties hereby acknowledge that none of the Receivables sold pursuant to Section 6.01(r) of this Agreement will be Eligible Receivables of any Loan Party.

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US 4788307v.3